                                                                    EXHIBIT 99.1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           J. C. PENNEY COMPANY, INC.

                  ________________________________________

                          JCP MASTER CREDIT CARD TRUST
                  ________________________________________

                        8.95% ASSET BACKED CERTIFICATES
                                   SERIES B
                              CUSIP NO. 466115AB8


     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, (the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 16, 1996, and with respect to the performance of the Trust during the month of December, 1995, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution (Stated on the
     ---------------------------------------------------------------------
     Basis of $1,000 Original Certificate Principal Amount) for this
     ---------------------------------------------------------------
     Series.
     -------

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original
          Certificate Principal amount...........   $                     7.46

     2.   The amount of the distribution set
          forth in paragraph 1 above allocable to
          Certificate Principal, per $1,000
          original Certificate Principal amount.... $                     0.00

     3.   The amount of the distribution set forth
          in paragraph 1 above allocable to
          Certificate Interest, per $1,000
          original Certificate Principal amount.... $                     7.46

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
B.    Information Regarding the Performance of the Trust.
      --------------------------------------------------
      1.     Collection of Principal Receivables
             -----------------------------------

             The aggregate amount of Collections of
             Principal Receivables processed which
             were allocated in respect of the
             Certificates of this Series............       $      68,350,357

      2.     Collection of Finance Charge Receivables
             ----------------------------------------

             The aggregate amount of Collections of
             Finance Charge Receivables processed
             which were allocated in respect of the
             Certificates of this Series............       $       5,251,735

      3.     Net Recoveries
             --------------

             The aggregate amount of Net Recoveries
             which were allocated in respect of the
             Certificates of this Series............       $            0.00

      4.     Principal Receivables in the Trust
             ----------------------------------

             (a)   The aggregate amount of Principal
                   Receivables in the Trust as of the
                   end of the day on the last day of
                   such month (which reflects the
                   Principal Receivables represented
                   by the JCPR Amount and by the
                   Aggregate Investor Amount).......       $   1,891,733,552

             (b)   The amount of Principal Receivables
                   in the Trust represented by the
                   Aggregate Investor Amount as of
                   the end of the day on the last day
                   of such month.....................      $     725,000,000

             (c)   The Aggregate Investor Amount set
                   forth in paragraph 4(b) above as a
                   percentage of the aggregate amount
                   of Principal Receivables set forth
                   in paragraph 4(a) above...........                 38.32%

             (d)   The Aggregate Investor Amount for
                   this Series as a percentage of the
                   aggregate amount of Principal
                   Receivables in the Trust as set
                   forth in paragraph 4(a) above.....                 18.50%

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5.        Delinquent Balances
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts in the Trust
          which were delinquent as of the end of
          the day on the last day of such month:

                                                      Aggregate
                                                        Account
                                                        Balance
                                                        -------
          (a)  1 month:.........................   $   57,155,302
          (b)  2 months:........................       23,162,404
          (c)  3 months:........................       15,369,040
          (d)  4 months:........................       12,721,897
          (e)  5 months:........................        6,238,309
          (f)  6 or more months:................                0

                                    Total:         $  114,646,952

6.        Investor Default Amount
          -----------------------

          The aggregate amount of the Investor
          Default Amount which was allocated in
          respect of the Certificates of this
          Series..............................     $    1,398,503

7.        Investor Charge Offs;
          --------------------
          Reimbursement of Charge Offs
          -----------------------------

           (a)  The aggregate amount of Investor
                Charge Offs which was allocated
                in respect of the Certificates of
                this Series....................    $         0.00

           (b)  The amount of the Investor Charge
                Offs set forth in paragraph 7(a)
                above, per $1,000 original
                Certificate Principal amount
                (which will have the effect of
                reducing pro rata, the amount of
                each Certificateholder's
                investment) allocated to this
                Series............................ $         0.00

           (c)  The aggregate amount reimbursed
                to the Trust in the current month
                from drawings under the Letter of
                Credit in respect of Investor
                Charge Offs in prior months......  $         0.00

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

           (d)  The amount set forth in paragraph
                7(c) above, per $1,000 original
                Certificate Principal amount
                (which will have the effect of
                increasing, pro rata, the amount
                of each Certificateholder's
                investment) allocated to this
                Series............................      $         0.00

     8.    Investor Monthly Servicing Fee
           ------------------------------

           The amount of the Investor Monthly
           Servicing Fee for this Series for the
           preceding Monthly Period payable by
           the Trust to the Servicer.............       $      218,750

     9.    Investor Monthly Facility Fee
           -----------------------------

           The amount of the Investor Monthly
           Facility Fee for this Series for the
           preceding Monthly Period payable by the
           Trust to JCPR...........................     $      364,583

     10.   Available L/C Amount
           --------------------

           The Available L/C Amount as of the
           close of business on the Distribution
           Date specified above for this Series....     $   42,000,000

C.   The Pool Factor.
     ---------------

           The Pool Factor (which represents the ratio
           of the Adjusted Investor Amount for this
           Series as of the end of the last day of such
           month to the applicable Initial Investor
           Amount). (The amount of a
           Certificateholder's pro rata share of the
           Investor Amount can be determined by
           multiplying the original denomination of the
           Holder's Certificate by the Pool
           Factor)...........                                1.0000000


                      J. C. PENNEY COMPANY, INC.,
                              as Servicer
                  By:      /s/ M. Rich
                      -------------------------
                      Title : Credit Controller

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